UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2011

University General Health System, Inc.

(a Nevada Corporation)

000-54064	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Accountant Previously Engaged as Principal Accountant

As previously reported on Forms 8-K/A on June 14, 2011 and 10-K on April 16, 2012, UHY LLP (“UHY”) audited the 2010 combined financial statements of University General Hospital, LP and University Hospital Systems, LLP (the “Partnerships”). The Partnerships were deemed the accounting acquirer for financial reporting purposes in connection with the Company’s acquisition on March 28, 2011. At the direction of the Company’s Board of Directors, the Company dismissed UHY as the Company’s independent registered public accounting firm effective June 15, 2011. The Company did not communicate its intent to dismiss UHY prior to June 15, 2011.

During the years ended December 31, 2010 and December 31, 2009 and through the date of dismissal there were no (1) disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused UHY to make reference in its reports on the Partnership’s combined financial statements for such year to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of UHY on the combined financial statements of the Partnerships, as of and for the years ended December 31, 2010 and December 31, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report did, however, contain an explanatory paragraph indicating UHY was not engaged to audit the effects of the adjustments for the correction of certain errors and the reverse merger described in Note 2 to the combined financial statements.

The Company has provided UHY with a copy of the disclosures in this Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (the “Commission”). The Company requested that UHY furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of UHY’s letter, dated March 13, 2013, indicating that it is in agreement with such disclosures is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Accountant as Principal Accountant.

Effective June 15, 2011, the Company’s Board of Directors approved the engagement of Moss, Krusick & Associates (“MKA”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2011. MKA had served as the Company’s independent registered public accounting firm since March 9, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period preceding MKA’s engagement, neither the Company nor anyone on behalf of the Company consulted with MKA regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MKA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

16.1	Letter to Securities and Exchange Commission from UHY LLP dated March 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: March 13, 2013	By:	/s/ Hassan Chahadeh, M.D.
Name: Hassan Chahadeh, M.D. Title: Chairman of the Board